Ex – (g)(3)
July 26, 2010
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Attention: James M. Keenan, Vice President, JAB 2/N
RE: Schwab Strategic Trust (the “Fund”)
Ladies and Gentlemen:
Reference is made to the Amended and Restated Master Custodian Agreement between us dated as of October 17, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETFs, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
In accordance with Section 5 of the Amendment, we request that you act as Custodian with respect to each additional Schwab ETF. A current Appendix A and Appendix B to the Agreement are attached hereto. In connection with such request, the Fund, on behalf of each of the additional Schwab ETFs, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 18.7 of the Agreement.
Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Fund and retaining one copy for your records.
Very truly yours,
SCHWAB STRATEGIC TRUST
On behalf of the Schwab U.S. TIPS ETF,
Schwab Short-Term U.S. Treasury ETF, and
Schwab Intermediate-Term U.S. Treasury ETF

By:	/s/ George Pereira
	Name:	George Pereira
	Title:	Treasurer and Principal Financial Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY
By:	/s/ Michael F. Rogers
	Name:	Michael F. Rogers
	Title:	Executive Vice President

APPENDIX A
TO THE
AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT
As of July 26, 2010
THE CHARLES SCHWAB FAMILY OF FUNDS
Schwab Money Market Fund
Schwab Value Advantage Money Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund (formerly NY Muni Money Fund)
Schwab AMT Tax-Free Money Fund (formerly Florida Muni Money Fund)
Schwab California AMT Tax-Free Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund (formerly MA Muni Money Fund)
Schwab Pennsylvania Municipal Money Fund
Schwab New Jersey AMT Tax-Free Money Fund (formerly NJ Muni Money Fund)
Schwab Cash Reserves
Schwab Advisor Cash Reserves
SCHWAB INVESTMENTS
Schwab 1000 Index Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund
Schwab Inflation Protected Fund
Schwab Premier Income Fund
SCHWAB CAPITAL TRUST
Schwab Core Equity Fund
Schwab Hedged Equity Fund
Schwab Premier Equity Fund
Laudus International MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Schwab Balanced Fund (formerly Schwab Viewpoints Fund)
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Monthly Income Fund - Moderate Payout
Schwab Monthly Income Fund - Enhanced Payout

Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund
SCHWAB ANNUITY PORTFOLIOS
Schwab Money Market Portfolio
SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF

APPENDIX B
TO THE
AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT
As of July 26, 2010
List of Schwab ETFs
SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF